Exhibit 99.1

Bread Financial Announces Launch of an Offering of Depositary Shares Representing Interests in Its Series B Preferred Stock

COLUMBUS, Ohio, May 5, 2026 – Bread Financial Holdings, Inc. (NYSE: BFH) (“Bread Financial” or the “Company”) announced today the launch of an underwritten public offering of depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of its Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share (the “Series B Preferred Stock”), with a liquidation preference of $25 per Depositary Share (equivalent to $1,000 per share of Series B Preferred Stock).

The Company expects to apply to list the Depositary Shares on The New York Stock Exchange.

The Company intends to use the net proceeds from the sale of the Depositary Shares for general corporate purposes, which may include contributing or lending all or a portion of the proceeds to one of its subsidiary banks, Comenity Capital Bank, and share repurchases.

Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Investment Bank, Wells Fargo Securities, LLC and Keefe, Bruyette & Woods, A Stifel Company, are acting as joint bookrunners for the offering.

Consummation of the offering of the Depositary Shares is subject to market and other conditions, and there can be no assurance that the Company will be able to successfully complete this transaction on the terms described above, or at all.

The offering is being made pursuant to an effective registration statement (including a prospectus) on Form S-3 previously filed with the Securities and Exchange Commission (“SEC”) and a prospectus supplement. The offering is being made only by means of a prospectus supplement and accompanying prospectus. Copies of the prospectus supplement and accompanying prospectus relating to the offering, when available, may be obtained from Morgan Stanley & Co. LLC at 1-866-718-1649; RBC Capital Markets, LLC at 1-866-375-6829; UBS Investment Bank at 1-833-481-0269; Wells Fargo Securities, LLC at 1-800-645-3751; and Keefe, Bruyette & Woods, A Stifel Company, at 1‐800‐966‐1559.

This news release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering of these securities may be made only by means of a prospectus supplement and accompanying base prospectus relating to this offering.

About Bread Financial®

Bread Financial® (NYSE: BFH) is a tech-forward financial services company that provides simple, personalized payment, lending, and saving solutions to millions of U.S. consumers. The Company’s payment solutions deliver growth for some of the most recognized brands in travel and entertainment, specialty apparel, health and beauty, jewelry, sporting goods, technology and electronics, as well as home and furniture through their co-brand and private label credit cards and pay-over-time products providing choice and value to their shared customers. Additionally, we offer Bread Financial general purpose credit cards and saving products that empower our customers and their passions for a better life.

Forward-looking Statements
This news release contains forward-looking statements, including, but not limited to, statements related to the Depositary Shares offering described above. Forward-looking statements give the Company’s expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements the Company made regarding, and the guidance the Company gives with respect to, the Company’s anticipated operating or financial results, future financial performance and outlook, future dividend declarations or stock repurchases and future economic conditions.

The Company believes that its expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that are difficult to predict and, in many cases, beyond its control. Accordingly, the Company’s actual results could differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that the Company’s expectations will prove to have been correct. Factors that could cause the outcomes to differ materially include, but are not limited to, the following: macroeconomic conditions, including market conditions, inflation, interest rates, labor market conditions, recessionary pressures or concerns over a prolonged economic slowdown, and the related impact on consumer spending behavior, payments, debt levels, savings rates and other behaviors; global political events and conditions, including significant shifts in trade policy, such as changes to, or the imposition of, tariffs and/or trade barriers and consequently any economic impacts, volatility, uncertainty and geopolitical instability resulting therefrom, as well as ongoing wars, military conflicts and international tensions or hostilities; local or global public health issues, climate-related events, impacts to the power grid, and natural disasters; future credit performance of the Company’s customers, including the level of future delinquency and charge-off rates; loss of, or reduction in demand for services and/or products from, significant brand partners or customers in the highly competitive markets in which the Company operates, including competition from new and non-traditional competitors, such as financial technology companies, and with respect to new products, services and technologies, such as the emergence or increase in popularity of agentic commerce, digital payment platforms and currencies and other alternative payment and deposit solutions; the concentration of the Company’s business in U.S. consumer credit; increases or volatility in the allowance for credit losses that may result from the application of the current expected credit loss model; inaccuracies in the models and estimates on which the Company rely, including the Company’s credit risk management models and the amount of its allowance for credit losses; increases in fraudulent activity; failure to identify, complete or successfully integrate or disaggregate business acquisitions, divestitures and other strategic initiatives, including, with respect to divested businesses, any associated guarantees, indemnities or other liabilities; the extent to which the Company’s results are dependent upon its brand partners, including its brand partners’ financial performance and reputation, as well as the effective promotion and support of the Company’s products by brand partners; increases in the cost of doing business, including market interest rates; the Company’s level of indebtedness and inability to access financial or capital markets, including asset-backed securitization funding or deposits markets; restrictions that limit the ability of the Company’s subsidiary banks, Comenity Bank and Comenity Capital Bank (the “Banks”), to pay dividends to it; pending and future litigation; pending and future federal, state, local and foreign legislation, executive action, regulation, supervisory guidance and regulatory and legal actions including, but not limited to, those related to financial regulatory reform and consumer financial services practices, as well as any such actions that would place limits on credit card interest rates or late fees, interchange fees or other charges; increases in regulatory capital requirements or other support for the Banks; failures or breaches in its operational or security systems, including as a result of cyberattacks, unanticipated impacts from technology modernization projects, failure of its information security controls or otherwise; loss of consumer information or other data due to compromised physical or cyber security, including disruptive attacks from financially motivated bad actors and third party supply chain issues; and any liability or other adverse impacts arising out of or related to the spinoff of the Company’s former LoyaltyOne segment or the bankruptcy filings of Loyalty Ventures Inc. and certain of its subsidiaries, including the pending litigation against the Company in connection with the spinoff. The foregoing factors, along with other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in forward-looking statements, are described in greater detail under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, the Company’s Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. The Company’s forward-looking statements contained in this news release speak only as of the date made, and it undertakes no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Contacts
Brian Vereb — Investor Relations
Brian.Vereb@breadfinancial.com

Susan Haugen — Investor Relations
Susan.Haugen@breadfinancial.com

Rachel Stultz — Media
Rachel.Stultz@breadfinancial.com

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